UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2025

Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Predictive Oncology Inc. (the “Company”) held its 2025 annual meeting of stockholders on November 25, 2025 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2024 Equity Inventive Plan (the “2024 Plan”) to, among other things, increase the shares available for issuance under the 2024 Plan by 1,000,000 shares. A description of the Amendment is set forth under “Proposal No. 3: Approve an Amendment to the 2024 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 27, 2025 (the “Proxy Statement”), which description is incorporated by reference into this Current Report on Form 8-K by reference. The descriptions of the Amendment contained herein and in the Proxy Statement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were a total of 3,501,430 shares of the Company’s common stock entitled to vote. The results of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth below.

1. Election of Class I Directors

The below directors were elected to serve as Class I directors until the 2028 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified. The votes regarding this proposal were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Daniel E. Handley M.S., Ph.D.	1,701,152	75,292	290,272
Chuck Nuzum	1,701,738	74,705	290,273

2. Ratification of Appointment of KPMG LLP

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,046,312	19,507	897	0

3. Approval of the Amendment

The Company’s stockholders voted to approve the Amendment. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,690,893	25,122	60,429	290,272

4. Approval, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of 14,903,393 shares of the Company’s common stock upon the exercise of pre-funded warrants to purchase 14,903,393 shares of common stock (“Issuance Proposal”)

The Company’s stockholders voted to approve the Issuance Proposal. The votes regarding the Issuance Proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,750,409	24,281	1,753	290,273

5. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers

The Company’s stockholders voted to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
1,687,599	28,618	60,226	290,273

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1+	Amendment to the Predictive Oncology Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 +Indicates management compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY INC.

Date: November 25, 2025	By:	/s/ Josh Blacher
Name: Josh Blacher
Title: Chief Financial Officer